SUPPLEMENT DATED FEBRUARY 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO CLASS I SHARES

DATED MAY 1, 2016

This supplement revises the Portfolio Optimization Aggressive-Growth Portfolio Class I Shares summary prospectus dated May 1, 2016, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is added to the Principal Risks from Holdings in Underlying Funds subsection:

•	High Yield/High Risk or “Junk” Securities Risk: High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.